UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2020

VectoIQ Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38495	82-4151153
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1354 Flagler Drive
Mamaroneck, NY	10543
(Address of principal executive offices)	(Zip code)

(646) 475-8506
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company    ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	VTIQ	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	VTIQW	The Nasdaq Stock Market LLC
Units, each consisting of one share of Common Stock and one Warrant	VTIQU	The Nasdaq Stock Market LLC

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03 to the extent required herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2020, VectoIQ Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Meeting”). At the Meeting, the stockholders approved an amendment (the “Charter Amendment”) to the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) from May 18, 2020 to July 31, 2020. The affirmative vote of at least sixty-five percent (65%) of the outstanding shares of the Company’s common stock was required to approve the Charter Amendment. The purpose of the Charter Amendment is to allow the Company more time to complete its proposed business combination with Nikola Corporation (“Nikola”) pursuant to the Business Combination Agreement, dated as of March 2, 2020, by and among the Company, VCTIQ Merger Sub Corp. and Nikola. 13,426 shares of the Company’s common stock were redeemed in connection with the Extension.

Set forth below are the final voting results for the Charter Amendment proposal:

Charter Amendment

The Charter Amendment was approved. The voting results of the shares of the Company’s common stock were as follows:

For	Against	Abstentions
21,230,825	38,787	47,844

Following the Meeting, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware. A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation of Nebula Acquisition Corporation, dated May 12, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOIQ ACQUISITION CORP.

By:	/s/ Stephen Girsky
Name: Stephen Girsky
Title: President and Chief Executive Officer

Date:      May 12, 2020